Exhibit 10.1

FORM OF LOCK-UP AGREEMENT

December 13, 2011

For good and valuable consideration, the receipt and sufficiency which is hereby acknowledged by the undersigned, the undersigned agrees as follows:

1. For a period commencing on the date hereinabove and ending on the date which is six (6) months thereafter (such period, the “Lock-up Period”), the undersigned hereby agrees that, without the prior written consent of PhotoMedex, Inc. (the “Company”), the undersigned: (i) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, sell or grant any option, right or warrant for the sale of, assign, transfer, pledge, borrow or otherwise dispose of, any equity securities of the Company or any other securities convertible into such securities of the Company (such securities, collectively, the “Lock-up Securities”); (ii) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder) with respect to any Lock-up Securities, or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, directly or indirectly, any economic consequence of ownership of any Lock-up Securities, whether or not such transaction is to be settled by delivery of Lock-up Securities, other securities, cash or other consideration; or (iii) will not engage in any short selling of any Lock-up Securities.

2. The undersigned hereby authorizes the Company during the Lock-up Period to cause any transfer agent for the Lock-up Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Lock-up Securities for which the undersigned is the record holder and, in the case of Lock-up Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Lock-up Securities, if such transfer would constitute a violation or breach of this Agreement.

3. Notwithstanding the foregoing, the undersigned may sell or otherwise transfer Lock-up Securities during the undersigned’s lifetime or on death (i) to the immediate family members (including spouses, significant others, lineal descendants, brothers and sisters) of the undersigned, (ii) a family trust, foundation or partnership established for the exclusive benefit of the undersigned or any of the undersigned’s immediate family members, (iii) a charitable foundation controlled by the undersigned or any of the undersigned’s family members, or (iv) by will or intestacy to the undersigned’s immediate family or to a trust, the beneficiaries of which are exclusively the undersigned and a member or members of the undersigned’s immediate family or a charitable foundation controlled by any such persons, provided in each such case that the transferee thereof agrees to be bound by the restrictions set forth herein.

4. The undersigned hereby represents and warrants that the undersigned has full power, authority and capacity to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

5. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to the conflicts of laws principles thereof. Delivery of a signed copy of this letter by facsimile or other electronic transmission shall be effective as delivery of the original hereof.

[Signatures on the following page]

Very truly yours,

[•]

Schedule to Exhibit 10.1 — Form of Lock-up Agreement from the officers and directors of

PhotoMedex, Inc. to PhotoMedex, Inc., dated as of December 13, 2011

The Lock-up Agreement filed as Exhibit 10.1 is substantially identical in all material respects to the Lock-up Agreements which have been delivered by the following directors and officers to PhotoMedex, Inc.:

Christina Allgeier

Dr. Yoav Ben-Dror

Stephen P. Connelly

Dennis McGrath

Nahum Melumad

Katsumi Oneda

Lewis C. Pell

Dr. Dolev Rafaeli

James W. Sight

Michael R. Stewart

Davis Woodward